SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                           February 4, 2000


ORBIT INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)



         Delaware              0-3936         11-1826363

(State or other jurisdiction       incorporation)     (Commission   File    Number) (IRS Employer
                                          Identification No.)




80 Cabot Court, Hauppauge, New York        11788

(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code (631)435-8300





(Former name or former address, if changed since last report)



Item 4. Changes in Registrant's Certifying Accountants.
     Items 304(a)(1)(i) and (iii) and Item 304(a)(2) Decision to Change Accountants
     On February 4, 2000, the Board of Directors of Orbit International Corp. (the "Registrant") determined to replace the firm of Ernst & Young, LLP ("E&Y") as its independent auditors and approved the engagement of Goldstein Golub Kessler LLP ("GGK") as its independent auditors for the fiscal year ended December 31, 1999. The termination by the Registrant of E&Y was effective
February 4, 2000 and the engagement of GGK was effective February 7, 2000. During the two most recent fiscal years and the subsequent interim period through February 4, 2000, the Registrant has not consulted with GGK regarding any matter referenced under Item 304(a)(2) of Regulation
S-K.
     Item 304(a)(1)(ii) Prior Accountants Reports
     The reports of E&Y, as previously issued, on the consolidated financial statements for the
Registrant's two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     Item 304(a)(1)(iv) Disagreements with Accountants
     During the two most recent fiscal years and the subsequent interim period through February
4, 2000, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y's satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement.
     Item 304(a)(1)(v) Reportable Events
     During the two most recent fiscal years and the subsequent interim period through February
4, 2000, the Registrant has not been advised by E&Y of any of the reportable events listed in Item
304(a)(1)(v)(A) through (D) of Regulation S-K.

     Item 304(a)(3) Letter of E&Y.
     The Registrant has provided E&Y with a copy of the disclosure set forth in this Current
Report on Form 8-K prior to the filing hereof. The Registrant has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission, which is attached as Exhibit 16, stating that E&Y agrees with the statements herein, and if not, stating the respects in which it does not agree.
Item 7. Financial Statements and Exhibits
     The Registrant has provided E&Y with a copy of the disclosure set forth in this Current
Report on Form 8-K prior to the filing hereof. The Registrant has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission, which is attached as Exhibit 16, stating that E&Y agrees with the statements herein, and if not, stating the respects in which it does not agree.

                              SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


                                   Orbit International Corp.



                                   By: /s/ Mitchell Binder
                                        Mitchell Binder
                                        Vice President - Finance


Dated: February 11, 2000

                               EXHIBITS


Exhibit No.    Description                             Page No.

16             Letter from
                 Ernst & Young, LLP                    6


                                                       EXHIBIT 16


                          ERNST & YOUNG, LLP
                          787 Seventh Avenue
                       New York, New York 10019


                                              February 11, 2000




Securities and Exchange Commission
Washington, D.C. 20549

Re:  Orbit International Corp.

Ladies and Gentlemen:

     We have read Item 4 of the report on Form 8-K dated February 11, 2000 filed by Orbit
International Corp. and we are in agreement with the statements contained under the captions described as Items 304(a)(1)(ii), 304(a)(1)(iv) and 304(a)(1)(v).

                         Very truly yours,



                         /s/ Ernst & Young, LLP